UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                                 (RULE 14c-101)

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)

Check the appropriate box:

[ ] Preliminary Information Statement.
[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).
[X] Definitive Information Statement.

                          ABSOLUTE WASTE SERVICES, INC
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.


(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                            ABSOLUTE POTENTIAL, INC.
                     (f/k/a ABSOLUTE WASTE SERVICES, INC.)
                     141 West Jackson Boulevard, Suite 2182
                             Chicago, Illinois 60604


                              INFORMATION STATEMENT
                              ---------------------
           NOTICE OF ACTION TO BE TAKEN WITHOUT A SHAREHOLDER MEETING
           -----------------------------------------------------------


                  WRITTEN CONSENT RELATING TO REVERSE SPLIT OF
                  --------------------------------------------
                              COMMON CAPITAL STOCK
                              --------------------


TO OUR SHAREHOLDERS:

     Notice is hereby given that on October 5, 2005, we received the action by written consent of the shareholders, from the holders of approximately 90.9% of our outstanding voting stock, approving a reverse stock split of the common stock of Absolute Waste Services, Inc. by a ratio of one hundred to one. As a result of the reverse split, the total number of issued and outstanding shares of our Common Stock will be reversed from 60,469,250 shares to approximately 604,693 shares.

     You are encouraged to read the attached Information Statement, including exhibits, for further information regarding this action. In accordance with Rule 14c-2, the actions described herein will be deemed ratified and effective at a date that is a least 20 days after the date this Information Statement has been mailed to our shareholders. We anticipate this date to occur on or about November 14, 2005.

     THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN AND NO PROXY OR VOTE IS SOLICITED BY THIS NOTICE. This Information Statement is being furnished to you solely for the purpose of informing shareholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended, and Section 607.0704, Florida Statutes.

     Please note that the Company's name will change from "Absolute Waste Services, Inc." to "Absolute Potential, Inc." effective as of October 24, 2005.

Chicago, Illinois
October 24, 2005


                                            By Order of the Board of Directors

                                            /s/  Thomas F.  Duszynski
                                            -----------------------------------
                                                 Thomas F.  Duszynski
                                                 Chief Executive Officer

                            ABSOLUTE POTENTIAL, INC.
                     (f/k/a ABSOLUTE WASTE SERVICES, INC.)
                     141 West Jackson Boulevard, Suite 2182
                             Chicago, Illinois 60604

                              INFORMATION STATEMENT

     The purpose of this Information Statement is to notify the holders of our common stock as of the close of business on September 30, 2005 (the "Record Date"), that on October 5, 2005 we received the written consent, in lieu of a meeting of shareholders, from the holders of 54,967,438 shares of our common stock, representing approximately 90.9% of our outstanding voting stock, approving a reverse stock split of the common stock of Absolute Waste Services, Inc. (now known as Absolute Potential, Inc.) by a ratio of one hundred to one.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

     This Information Statement is first being mailed or furnished to shareholders on or about October 24, 2005. We will pay all costs associated with the preparation and distribution of this Information Statement, including all mailing and printing expenses. We will also, upon request, reimburse brokers, banks and similar organizations for reasonable out-of-pocket expenses incurred in forwarding this Information Statement to their clients.



                                     SUMMARY

Transaction:        Reverse stock split


Purpose: To facilitate our efforts to enter into a business combination with a private company that has ongoing business operations. The purpose of this Information Statement is to inform those holders of our common stock who have not given us their written consent to the foregoing corporate action and its effects.


Record Date:        September 30, 2005

Exchange
Ratio: One share of common stock will be issued for each one hundred shares of our common stock held as of the Record Date. Fractional shares will be rounded up to the next whole number.


Effective Date:     20 days after the mailing of this Information Statement



                               SECURITY OWNERSHIP

     As of the Record Date, there were 60,469,250 shares of common stock issued and outstanding and entitled to vote. Each share of common stock entitles its holder to one vote.

     The following table sets forth ownership information as of September 30, 2005 with respect to (i) our sole director and executive officer and (ii) each person known by us to be a beneficial owner of more than 5.0% of our outstanding voting securities. The address of each of the individuals or entities listed below is c/o us at 141 West Jackson Boulevard, Suite 2182, Chicago, Illinois
60604.


     -------------------------------------- ------------------- ----------------------
                                             Amount and nature       Percentage of
                                               of beneficial      outstanding voting
           Name                                 ownership(1)           securities
     -------------------------------------- ------------------- ----------------------

     Augustine Fund, L.P.(2)...............      111,435,690              95.3%

     PAC Funding LLC (3)...................        5,000,000               8.3%

     All executive officers and
     directors as a group (one person).....      111,435,690              95.3%

     -------------------------------------- ------------------- ----------------------

(1) Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Exchange Act, and generally includes voting or investment power with respect to securities. Pursuant to the rules and regulations of the Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table. Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by him.

(2) Thomas F. Duszynski is a principal of Augustine Capital Management, LLC, the manager of Augustine Fund, L.P.

(3)  Thomas F. Duszynski is a principal of Augustine, which is a manager of PAC
     Funding LLC.

                                        2


                               SHAREHOLDER ACTION


                         TO EFFECT A REVERSE STOCK SPLIT
                          OF ABSOLUTE POTENTIAL, INC.'S
                  COMMON STOCK AT A RATIO OF ONE HUNDRED TO ONE

General

     The sole director adopted a resolution seeking shareholder approval to grant the Board authority to effect a reverse stock split of our common stock. Holders of approximately 90.9% of our common stock approved the Board's recommendation of effecting a one hundred to one reverse stock split by an action by written consent of the shareholders on October 5, 2005.

     The reverse stock split, when implemented, will not change the number of authorized shares of common stock or the par value of the common stock. Each shareholder will hold approximately the same percentage of common stock outstanding immediately following the reverse stock split as such shareholder did immediately prior to the reverse stock split. All fractional shares will be rounded up to the next whole number, so ownership percentages may vary insignificantly from pre-split ownership percentages.

     By reducing the number of shares of our common stock that is issued and outstanding from 60,469,250 to approximately 604,693 shares, we believe that we will be better positioned to effect a business strategy of entering into a business combination with a private entity that has current business operations so as to enhance the value of our common stock.

     Our company may be referred to as a shell corporation. Shell corporations have zero or nominal assets and typically no stated or contingent liabilities. Private companies wishing to become publicly trading may wish to merge with a shell (a reverse merger) whereby the shareholders of the private company become the majority of the shareholders of the combined company. The private company may purchase for cash all or a portion of the common shares of the shell corporation from its major shareholders. Typically, the board and officers of the private company become the new board and officers of the combined company and often the name of the private company becomes the name of the combined company.

     At the present time, we have not reached any agreement or definitive understanding with any person concerning an acquisition.

     Our search will be directed toward enterprises that have a desire to become public corporations. In addition, these enterprises may wish to satisfy, either currently or in the reasonably near future, the minimum tangible asset requirement in order to qualify shares for trading on NASDAQ or on an exchange such as the American Stock Exchange. We intend to concentrate our acquisition efforts on businesses that we believe may realize a substantial benefit from being publicly owned.

     We do not propose to restrict our search for investment opportunities to any particular geographical area or industry, and may, therefore, engage in essentially any business, to the extent of our limited resources. This includes industries such as service, finance, natural resources, manufacturing, high technology, product development, medical, communications and others. Our discretion in the selection of business opportunities is unrestricted, subject to the availability of such opportunities, economic conditions, and other factors.

     To a large extent, a decision to participate in a specific business opportunity may be made upon management's analysis of the quality of the other company's management and personnel, the anticipated acceptability of new products or marketing concepts, the merit of technological changes, the perceived benefit the business opportunity will derive from becoming a publicly held entity, and numerous other factors which are difficult, if not impossible, to analyze through the application of any objective criteria. In many instances, it is anticipated that the historical operations of a specific business opportunity may not necessarily be indicative of the potential for the future because of a variety of factors, including, but not limited to, the possible need to expand substantially, shift marketing approaches, change product emphasis, change or substantially augment management, raise capital and the like.

     It is anticipated that we will not be able to diversify, but will essentially be limited to the acquisition of one business opportunity because of our limited financing. This lack of diversification will not permit us to offset potential losses from one business opportunity against profits from another.

     The analysis of business opportunities will be undertaken by or under the supervision of our sole officer and director, who is not a professional business analyst. Although there are no current plans to do so, our management might hire an outside consultant to assist in the investigation and selection of business opportunities, and might pay a finder's fee. Since our management has no current plans to use any outside consultants or advisors to assist in the investigation and selection of business opportunities, no policies have been adopted regarding use of such consultants or advisors, the criteria to be used in selecting such consultants or advisors, the services to be provided, the term of service, or the total amount of fees that may be paid. However, because of our limited resources, it is likely that any such fee we agree to pay would be paid in stock and not in cash.

     Otherwise, in analyzing potential business opportunities, our management anticipates that it will consider, among other things, the following factors:

     1. Potential for growth and profitability indicated by new technology, anticipated market expansion, or new products;

     2. Our perception of how any particular business opportunity will be received by the investment community and by our shareholders;

     3. Whether, following the business combination, the financial condition of the business opportunity would be, or would have a significant prospect in the foreseeable future of becoming, sufficient to enable our securities to qualify for listing on an exchange or on a national automated securities quotation system, such as NASDAQ, so as to permit the trading of such securities to be exempt from the requirements of Rule 15g-9 adopted by the Securities and Exchange Commission;

     4. Capital requirements and anticipated availability of required funds, to be provided by us or from operations, through the sale of additional securities, through joint ventures or similar arrangements, or from other sources;

     5. The extent to which the business opportunity can be advanced;

     6. Competitive position as compared to other companies of similar size and experience within the industry segment as well as within the industry as a whole;

     7. Strength and diversity of existing management or management prospects that are scheduled for recruitment;

     8. The cost of participation by us as compared to the perceived tangible and intangible values and potential; and

     9. The accessibility of required management expertise, personnel, raw materials, services, professional assistance, and other required items.

     No one of the factors described above will be controlling in the selection of a business opportunity, and we will attempt to analyze all factors appropriate to each opportunity and make a determination based upon reasonable investigative measures and available data. Potentially available business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex.

     We are unable to predict when we may participate in a business opportunity.

Certain Risks Associated With the Reverse Stock Split

     There is no assurance that once the reverse split is effected we will be able to consummate a business combination.

     The market price per new share of common stock after the reverse stock split (the "New Shares") may not rise or remain constant in proportion to the reduction in the number of old shares of common stock outstanding before the reverse stock split ("Old Shares"). Accordingly, the total market capitalization of common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split. In the future, the market price of common stock following the reverse stock split may not equal or exceed the market price prior to the reverse stock split. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split.

Principal Effects of the Reverse Stock Split

     Corporate Matters. The reverse stock split will affect all shareholders uniformly and will not significantly affect shareholders' percentage ownership interests in the Company. Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

     Fractional Shares. No scrip or fractional certificates will be issued in connection with the reverse stock split. Fractional shares will be rounded up to the next whole number, so even holders of less than one hundred shares will continue to be shareholders in the Company. Ownership percentages may change insignificantly due to the effects of rounding up fractional shares.

     Authorized Shares. Upon the effectiveness of the reverse stock split, the number of authorized shares of common stock that are not issued or outstanding would increase due to the reduction in the number of shares of common stock issued and outstanding based on the reverse stock split ratio. As of September 30, 2005, we had 150,000,000 shares of common stock authorized and 60,469,250 shares of common stock outstanding. Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional shares, the ownership interest of holders of common stock may also be diluted.

     Accounting Matters. The reverse stock split will not affect the par value of common stock. As a result, as of the effective time of the reverse stock split, the stated capital on our balance sheet attributable to our common stock will be reduced proportionately based on the reverse stock split ratio and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be restated because there will be fewer shares of our common stock outstanding.

     Potential Anti-Takeover Effect. The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company). The reverse stock split proposal is not being proposed in response to any effort by a third party of which we are aware to accumulate our shares of common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board of Directors and shareholders.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Articles

     On the Effective Date, the reverse stock split will become effective. Beginning at the effective time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

     Our transfer agent, Continental Stock Transfer, is acting as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Shares are being asked to surrender certificates representing Old Shares for certificates representing New Shares in accordance with the procedures set forth in the letter of transmittal accompanying this Information Statement. Please note that the New Shares will bear our new name, Absolute Potential, Inc., which shall go into effect on or about October 24, 2005. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).

No Dissenters' Rights

     Under Florida law, shareholders are not entitled to appraisal rights with respect to the reverse stock split, and we will not independently provide shareholders with any such right.

Federal Income Tax Consequences of the Reverse Stock Split

     EACH SHAREHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

                      MARKET FOR THE COMPANY'S COMMON STOCK

     As of September 30, 2005, we had approximately 275 record holders of our common stock and a total of 60,469,250 shares of our common stock were outstanding. Our common stock has previously been traded on the OTC Bulletin Board under the symbol "VCLL" and was delisted from the OTC Bulletin Board on August 11, 2003, and there is currently no public trading market for our common stock. On September 30, 2005, there was no bid price for our common stock and the last bid price for our common stock on the OTC Bulletin Board was $0.05 per share on August 11, 2003.

                        ADDITIONAL AVAILABLE INFORMATION

     We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with such act we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 or may be accessed at www.sec.gov.

                                   APPENDIX A
                                   ----------

                              LETTER OF TRANSMITTAL


                            ABSOLUTE POTENTIAL, INC.
                             141 West Jackson Blvd.
                                   Suite 2182
                             Chicago, Illinois 60604

                                October 24, 2005


     TO THE SHAREHOLDERS OF
     ABSOLUTE POTENTIAL, INC.

     Dear Shareholder:

          Pursuant to a Written Consent of the Majority of the Shareholders dated October 5, 2005, a majority of the shareholders of Absolute Potential, Inc. (f/k/a Absolute Waste Services, Inc., "API") approved a reverse stock split of the common stock of API by a ratio of one hundred to one (the "Reverse Split"). Pursuant to the Reverse Split, the holders of shares of common stock, par value $0.0001 per share, of (the "Existing API Common Stock") are entitled to receive .01 new common shares, par value $0.0001 per share, of API (the "New API Common Stock") per share of Existing API Common Stock currently held. Each holder of Existing API Common Stock that would otherwise have been entitled to receive a fraction of a share of New API Common Stock will receive an additional fraction of a share of New API Common Stock to create a whole share such that no holder of Existing API Common Stock will receive any fractional shares of New API Common Stock.

          To exchange your shares of Existing API Common Stock for shares of New API Common Stock, please complete and sign the enclosed letter of transmittal and forward it in the enclosed envelope, together with the certificate(s) representing your Existing API Common Stock (which certificates were issued by Absolute Waste Services, Inc.) to Continental Stock Transfer & Trust Company, which has been designated as the Exchange Agent for the Reverse Split. Please take care to follow the instructions contained in the letter of transmittal. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder's outstanding certificates.

          If your shares of Existing API Common Stock are held by a broker, dealer, bank or nominee, you should contact the broker, dealer, bank or nominee to arrange for the tender of your shares of Existing API Common Stock.

          If you have any questions, require assistance or wish additional copies of the letter of transmittal, you may telephone the Exchange Agent at
(212) 509-4000, extension 212.



                                            Very truly yours,



                                            /s/  Thomas Duszynski
                                            -----------------------------------
                                                 Thomas Duszynski
                                                 Chief Executive Officer

                              LETTER OF TRANSMITTAL

                      TO DELIVER SHARES OF COMMON STOCK OF
                      ABSOLUTE POTENTIAL, INC. FOR EXCHANGE




TO: CONTINENTAL STOCK TRANSFER & TRUST COMPANY       _______, 2005 (please date)
     17 Battery Place   New York, New York 10004

Ladies and Gentlemen:

     By Written Consent of the Majority of the Shareholders dated October 5, 2005, the shareholders of Absolute Potential, Inc. (f/k/a Absolute Waste Services, Inc., "API") approved a reverse stock split of the common stock of API by a ratio of one hundred to one (the "Reverse Split"). Pursuant to the Reverse Split, the holders of shares of common stock, par value $0.0001 per share, of API (the "Existing API Common Stock") are entitled to receive .01 new common shares, par value $0.0001 per share, of API (the "New API Common Stock") per share of Existing API Common Stock currently held. Each holder of Existing API Common Stock that would otherwise have been entitled to receive a fraction of a share of New API Common Stock will receive an additional fraction of a share of New API Common Stock to create a whole share such that no holder of Existing API Common Stock will receive any fractional shares of New API Common Stock.

     The undersigned surrenders herewith the following certificates of Existing API Common Stock, which certificates were issued by API under its prior name, Absolute Waste Services, Inc. (the "ABWS Certificates") in exchange for a new certificate(s) of New API Common Stock (the "API Certificates") on a basis of ..01 shares of New API Common Stock for each share of Existing API Common Stock surrendered, with an additional fraction of a share of New API Common Stock to create a whole share such that no holder of New API Common Stock will receive any fractional shares of New API Common Stock.

-------------------------------------------- ----------------------------------

             Certificate Numbers                            Number
     (See Instruction 4 on reverse side)                   of Shares
-------------------------------------------- ----------------------------------

-------------------------------------------- ----------------------------------

-------------------------------------------- ----------------------------------

-------------------------------------------- ----------------------------------

     Please issue the, new certificate(s) of New API Common Stock in the name appearing above. To change name on certificates or to transfer ownership of the certificates complete the box below.

--------------------------------------------------------------------------------
Fill in ONLY if new certificate(s) are to be issued in a name OTHER than that of the owner whose name appears above or if delivery is to be made to OTHER than such owner.
--------------------------------------------------------------------------------
--------------------- ------------------------- --------------------------------
(Please Print) Issue  (See instructions 5 and )     Social Security Number
Certificate(s) to         6 on reverse side         or Tax I.D. Numbe of owner
                                                    named in this box
--------------------- ------------------------- --------------------------------
--------------------------------------------------------------------------------

      Name:
           -------------------------------------------------------------------

      Address:
              ----------------------------------------------------------------

--------------------------------------------------------------------------------

SIGNATURE(S)
            ------------------------------------------------------------------




                    THE INSTRUCTIONS BELOW MUST BE FOLLOWED:

PROVIDE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE
FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.
FAILURE TO DO SO WILL SUBJECT YOU TO 28 PERCENT FEDERAL INCOME TAX WITHHOLDING
FROM YOUR PROCEEDS.

------------------------------------------------------------------------------------------------------------------

                                  PAYER'S NAME: CONTINENTAL STOCK TRANSFER & TRUST COMPANY
------------------------------------------------------------------------------------------------------------------

                                             PLEASE PROVIDE YOUR                  Social Security Number
                 SUBSTITUTE                  TIN IN THE BOX AT RIGHT
                  Form W-9                   AND CERTIFY BY SIGNING             --------------------------
         Department of the Treasury            AND DATING BELOW                            OR
          Internal Revenue Service
        Payer's Request for Taxpayer                                          Employer Identification Number
         Identification Number (TIN)
                                                                              -------------------------------

                                                                                   or awaiting TIN |_|

------------------------------------------------------------------------------------------------------------------
                                             Part II-For payees exempt from backup withholding, see the enclosed
                                             Guidelines for Certification of Taxpayer Identification Number on
                                             Substitute Form W-9
------------------------------------------------------------------------------------------------------------------

Certification--Under penalties of perjury, I certify that:

     (1) The number shown on this form is my correct Social Security Number or Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

     (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or IRS has notified me that I am no longer subject to backup withholding.

     Certification Instructions--You must cross out item (2) above if you have been notified by IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by IRS that you were subject to backup withholding you received another notification from IRS that you are no longer subject to backup withholding do not cross out item (2).

------------------------------------------------------------------------------------------------------------------

SIGNATURE                                         DATE
         ----------------------------------------      ------------------------
------------------------------------------------------------------------------------------------------------------

                                                        2

     1. Execution and Delivery. This Letter of Transmittal must be properly filled in, dated and signed by the owner or owners of the ABWS Certificate(s) transmitted herewith and mailed or delivered with such ABWS Certificate(s) to the Exchange Agent at the following address:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

--------------------------------------------------------------------------------
            By Mail:                                  By Hand:
--------------------------------------------------------------------------------

    Continental Stock Transfer               Continental Stock Transfer
    & Trust Company                          & Trust Company
    17 Battery Place                         17 Battery Place--8th  Floor
    New York, New York 10004                 New York, New York 10004
--------------------------------------------------------------------------------
     THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE SHAREHOLDER, BUT IF DELIVERY IS BY MAIL (AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE), REGISTERED INSURED MAIL IS RECOMMENDED.

     Questions and requests for assistance or additional copies of the Letter of Transmittal should be directed to the Exchange Agent at the above address or call (212) 509-4000, Extension 212.

     2. Inadequate Space. If the space provided herein is inadequate, the ABWS Certificate numbers and numbers of shares should be listed on a separate, signed schedule affixed hereto.

     3. Signatures Where No Change in Ownership or Name is Requested. If this Letter of Transmittal is signed by the registered owner(s) of the ABWS Certificates transmitted herewith, the signature(s) must correspond with the name(s) as written on the face of the ABWS Certificates without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal is signed by the registered owner(s) of the ABWS Certificates transmitted, signatures need not be guaranteed and no endorsements of ABWS Certificates or separate stock powers are required. If the transmitted ABWS Certificates are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If this Letter of transmittal is signed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence of their authority so to act must be submitted. In such case, the Letter of Transmittal must be signed EXACTLY AS THE NAME(S) of the registered holder(s) appear on the ABWS Certificates.

     4. Signatures Where Change in Ownership or Name is Requested.

     If any New API Certificate is to be issued in the name of someone other than the registered holder of the surrendered ABWS Certificate(s), you must follow the guidelines below.

     a. Endorsement and Guarantee. The ABWS Certificate(s) surrendered must be properly endorsed (or accompanied by appropriate stock powers properly executed) by the registered holder of such ABWS Certificate(s) to the person who is to receive the New API Certificate. The signature of the registered holder to the endorsement or stock powers must correspond with the name as written upon the face of the ABWS Certificate(s) in every particular and must be guaranteed by a participant in a Securities Transfer Association recognized signature program (a "Guarantor").

     b. Transferee's Signature. The Letter of Transmittal must be signed by the transferee or assignee or his agent, and should not be signed by the transferor or assignor. The signature of such transferee or assignee must be guaranteed by a Guarantor.

     c. Transfer Taxes. In the event that any transfer or other taxes become payable by reason of the issuance of any New API Certificate in any name other than that of the registered holder of the surrendered ABWS Certificate, the Letter of Transmittal must be accompanied by a check in payment of any transfer or other taxes required by reason of such issuance in such different name, or by proper evidence that such tax has been paid or is not payable.

     d. Correction of or Change in Name. For a correction of name or for a change in name which does not involve a change in ownership, proceed as follows: for a change in name by marriage, etc., the surrendered ABWS Certificate(s) should be endorsed, e.g., "Mary Doe, now by marriage Mrs. Mary Jones," with the signature guaranteed by a Guarantor. For a correction in name, the surrendered ABWS Certificate(s) should be endorsed, e.g., "James E. Brown, incorrectly inscribed as J.E. Brown," with the signature guaranteed by a Guarantor.

     You should consult your own tax advisor as to any possible tax consequences resulting from the issuance of any New API Certificate in a name different from that of the registered holder of the surrendered ABWS Certificate(s).

     5. Special Issuance and Delivery Instructions. Indicate the name and address to which the New API Certificates are to be sent, if different from the name and address of the person(s) signing this Letter of Transmittal.

     6. Lost Certificates. In case of lost or misplaced ABWS Certificates, contact the Exchange Agent in writing at the above address.

                                       4